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                                                                   EXHIBIT 10.10


            THIRD AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

      THIS THIRD AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this "Amendment"), dated as of March 15, 2005, is among SESI, L.L.C., as Borrower, SUPERIOR ENERGY SERVICES, INC., as Parent, BANK ONE, NA, as Agent (the "Agent"), WELLS FARGO BANK, N.A., as Syndication Agent, WHITNEY NATIONAL BANK, as Documentation Agent, and the Lenders party hereto, who agree as follows:

                                    RECITALS

      A. The Borrower, Agent and Lenders have heretofore executed an Amended and Restated Credit Agreement dated as of August 14, 2003 (as amended, the "Credit Agreement").

      B. The Borrower has requested that the Lenders permit the Borrower to incur additional working capital indebtedness up to the aggregate amount of $5,000,000.

      C. The Agent and Lenders are willing to accept the Borrower's request on the terms and conditions set forth below.

      D. Capitalized terms used herein, and not otherwise defined herein, shall have the meanings defined in the Credit Agreement.

      NOW, THEREFORE, in consideration of the mutual covenants and undertakings, the parties hereby agree as follows:

                                    ARTICLE 1
                       AMENDMENTS TO THE CREDIT AGREEMENT

      1.1 Sections 6.11 (Indebtedness) of the Credit Agreement is hereby amended to add a new Clause (xix) and to amend existing Clause (xix) to read as follows:

      (xix) Other secured Indebtedness not exceeding $5,000,000 in the aggregate principal amount outstanding at any one time.

      (xx)  The refinancing of any Indebtedness described in the foregoing
            Section 6.11(i) through (xix).

      1.2 Section 6.15(a)(iv) of the Credit Agreement (Liens) is hereby amended to read as follows:

      (ix) Other Liens that secure not more than $5,000,000 of Indebtedness, provided that such Liens do not encumber real estate, vessels or accounts.

      1.3 Except as specifically amended hereby, all of the remaining terms and conditions of the Credit Agreement remain in full force and effect.

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                                    ARTICLE 2
                                     WAIVER

      2.1 At the Borrower's request, the undersigned Lenders hereby retroactively grant to May 1, 2004 a one-time waiver of the provisions of Sections 6.11 and 6.15 through the date hereof, to permit the Borrower to incur other secured Indebtedness not exceeding $5,000,000 in the aggregate principal amount outstanding at any one time.

                                    ARTICLE 3
                          ACKNOWLEDGMENT OF COLLATERAL

      3.1 Borrower hereby specifically reaffirms all of the Collateral
Documents.

                                    ARTICLE 4
                                  MISCELLANEOUS

      4.1 This Amendment may be executed in any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one in the same instrument. This Amendment shall be effective as of the date first written above upon execution by the Borrower, Parent and the Required Lenders.

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      IN WITNESS WHEREOF, the Borrower, the Agent and the Lenders have executed this Agreement as of the date first above written.

BORROWER:                               SESI, L.L.C.

                                        By: Superior Energy Services, Inc.
                                            Member Manager

                                            By: /s/ Robert S. Taylor
                                                --------------------------------
                                                Name: Robert S. Taylor
                                                Title: Chief Financial Officer

PARENT:                                 SUPERIOR ENERGY SERVICES, INC.

                                        By: /s/ Robert S. Taylor
                                            ------------------------------------
                                            Name: Robert S. Taylor
                                            Title: Chief Financial Officer

AGENT AND LENDER:                       BANK ONE, NA
                                        (Main Office Chicago)

                                        By: /s/ Steven D. Nance
                                            ------------------------------------
                                            Name: Steven D. Nance
                                            Title: Vice President

SYNDICATION AGENT AND LENDER:           WELLS FARGO BANK, N.A.

                                        By: /s/ Philip C. Lauinger III
                                            ------------------------------------
                                            Name: Philip C. Lauinger III
                                            Title: Vice President

DOCUMENTATION AGENT AND LENDER:         WHITNEY NATIONAL BANK

                                        By: /s/ Hollie L. Ercksen
                                            ------------------------------------
                                            Name: Hollie L. Ericksen
                                            Title: Vice President

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LENDERS:                                PNC BANK, NATIONAL ASSOCIATION

                                        By: /s/ Vickie Leon
                                            ------------------------------------
                                            Name: Vickie Leon
                                            Title: Assistant Vice President

                                        NATEXIS BANQUES POPULAIRES

                                        By: /s/ Renaud d'Herbes
                                            ------------------------------------
                                            Name: Renaud d'Herbes
                                            Title: Vice President/Regional
                                                   Manager

                                        By: /s/ Daniel Payer
                                            ------------------------------------
                                            Name: Daniel Payer
                                            Title: Vice President

                                        HIBERNIA NATIONAL BANK

                                        By: /s/ Stephen Birnbaum
                                            ------------------------------------
                                            Name: Stephen Birnbaum
                                            Title: Vice President

                                        BANK OF SCOTLAND

                                        By: ____________________________________
                                            Name:
                                            Title:

                                        AMEGY BANK NA

                                        By: /s/ C. Ross Bartley
                                            ------------------------------------
                                            Name: C. Ross Bartley
                                            Title: Vice President

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